UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.

Three Canal Plaza, Suite 600
Portland, Maine 04101

T. Gibbs Kane, Jr., President
8 Sound Shore Drive
Greenwich, Connecticut 06830

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 – June 30, 2021

Item 1.  Reports to Stockholders.

June 30, 2021
Dear Investor:
The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) advanced 5.61% and 5.66%, respectively, in the second quarter of 2021, finishing ahead of the Russell 1000 Value Index (Russell Value) which was up 5.21% and behind the Standard & Poor’s 500 Index (S&P 500) which was up 8.55%. Year-to-date returns for SSHFX of 17.57% and for SSHVX of 17.64% were slightly ahead the Russell Value’s 17.05% and the S&P 500’s 15.25%.
We are required by FINRA to say that: Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.
Strong corporate profits and resurgent consumer spending helped drive our strong performance in the second quarter. Investor confidence remained strong due to reopening economies and despite interest rate and inflation concerns. However, performance narrowed vs. the S&P 500 during June, favoring growth stocks, after the US Federal Reserve indicated it could be tightening as soon as 2022.
The current environment is yielding ample investment opportunities for Sound Shore's bottom up, contrarian strategy. Sound
Shore's process, time-tested over the last 43 years, starts with a screen to identify the least expensive stocks based upon earnings and cash flow. We then conduct thorough fundamental research to determine the company-specific drivers that will grow value ahead of low consensus expectations. Realizing or exceeding our outlook for earnings and cash flow is crucial, and we assemble financial models to track a company's progress. When we get it right, a company’s future earnings and cash flow are higher than
Wall Street (the “Street”) had estimated.
A couple of our holdings in the financials sector were top performers for the quarter and provide good examples. The most recent Federal Reserve stress test results, we believe, provides confirmation that our holdings’ business models are more resilient, over-capitalized and underappreciated by the market. The Comprehensive Capital Analysis and Review, often referred to as “CCAR,” is an analysis conducted under hypothetical scenarios designed to determine whether a bank has enough capital to withstand a negative economic shock. Card issuer Capital One’s latest stress test capital buffer declined by more than 3 percentage points. This equates to approximately $10 billion in incremental capital capacity to distribute to shareholders.
Based on our estimate of excess capital and excess reserves the company could return more than 30% of their total market cap over the next 12 months. While we are not anticipating that to happen in such a short period of time, we do expect increased dividends and share repurchases, which should accelerate shareholder value. The results substantiate our suspicion that the market has underestimated the resilience of Capital One’s credit card underwriting. We believe that Capital One’s seasoned management team is keeping the company on its front foot through strong credit management and advanced technology platforms. Currently valued at 9.5 times 2022 consensus earnings it remains a holding.
Already a top tier investment bank, fellow financial holding Morgan Stanley’s very capable management team continues to drive even faster growth in its highly profitable wealth and asset management franchises. By continuing to build out these businesses
THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

both organically and via acquisition (E*Trade, Eaton Vance), Morgan Stanley’s business model is stronger than it has ever been.
Again, the stress test results highlight this. In fact, the company just announced on June 28, 2021 that it is doubling its dividend from $1.40 to $2.80 per share! That gives investors a very attractive 3.1% dividend yield for a company that is winning share, continues to grow and is well prepared for the digital future. We believe that the Street has underestimated Morgan Stanley’s earnings power and that the company’s performance in wealth management will help drive a re-rating of the stock higher.
On the detractor side, electronic payments processor Fiserv pulled back after a strong performance in the first quarter. Concern over increased competition in the fintech space contributed to the weakness. Another hangover in recent years has been private equity firm KKR’s large ownership stake in Fiserv from a prior leveraged buyout. As KKR has been winding down its position, the stock has lagged. That divestiture is largely complete and KKR now holds less than 10% of the outstanding shares.
Despite the recent multiple compression, our view is that the company will continue delivering double digit earnings growth and we added to our position on the recent weakness. Fiserv is attractively valued and trading at 16.7 times 2022 earnings, with a 5% free cash flow yield, approximately a 30% discount to the S&P 500. Meanwhile Fiserv’s Clover point of sale solution is underappreciated, based on the very high valuations of some digital payments peers. The move from cash to credit and digital will certainly continue from here. We believe that led by a seasoned management team, Fiserv is well positioned to capitalize on that trend.
Sound Shore continues to uncover companies with durable earnings power like those discussed above. We are encouraged that stock performance based upon company-specific fundamentals seems to be more characteristic of recent markets. Investors will be keeping a close eye on the emergence of variant strains and the progress of COVID-19 vaccinations around the world.
Many regions have lagged the US, which has hampered reopening of global economies. As mentioned earlier, Fed activity, interest rates and inflation are all being closely watched as the possibility of more persistent inflationary pressure beyond 2021 is debated. Our focus remains on the earnings power of our holdings and we note that at June 30, 2021, Sound Shore’s portfolio had a forward price-earnings multiple of 13.8 times consensus, a meaningful discount to the S&P 500 at 21.1 times and the
Russell Value at 16.5 times, despite strong balance sheets and better free cash flow.
Many thanks as always for your investment alongside ours.
Sincerely,
SOUND SHORE FUND
Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.
Co-Portfolio Managers

Important Information
Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended June 30, 2021 were 52.23%, 12.20%, and 11.43%, respectively. The Fund’s Institutional Class 1, 5, and
10-year average annual total returns for the same period were 52.49%, 12.38%, and 11.62%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.93% for the
Investor Class and 0.84% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2022. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class
(net of expense reimbursements).
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Standard & Poor’s 500
Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. FCF (Free Cash Flow) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation.
An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign
Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.
The views in this letter were those of the Fund managers as of 6/30/21 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

Sound Shore Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
See Notes to Financial Statements.
Sector Weightings
(a)
(as of June 30, 2021)
as a percentage of Net Assets (Unaudited)
Share
Amount Value
Common Stock (97.8%)
(a)
Communication Services ( 6.5% )
Alphabet, Inc., Class A
(b)
10,815 $ 26,407,959
Comcast Corp., Class A 554,900 31,640,398
Verizon Communications, Inc. 447,700 25,084,631
83,132,988
Consumer Discretionary ( 4.7% )
Lennar Corp., Class A 245,450 24,385,457
Magna International, Inc. 389,350 36,069,384
60,454,841
Consumer Staples ( 2.6% )
Conagra Brands, Inc. 928,200 33,767,916

Sound Shore Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
June 30, 2021
See Notes to Financial Statements.
Share
Amount Value
Energy ( 5.8% )
Baker Hughes Co. 1,040,400 $ 23,793,948
Cabot Oil & Gas Corp. 1,476,550 25,780,563
EOG Resources, Inc. 288,650 24,084,956
73,659,467
Financials ( 25.3% )
Alleghany Corp.
(b)
64,860 43,266,160
Bank of America Corp. 802,400 33,082,952
Berkshire Hathaway, Inc., Class B
(b)
112,805 31,350,766
Capital One Financial Corp. 235,200 36,383,088
Chubb, Ltd. 164,250 26,105,895
Morgan Stanley 415,600 38,106,364
RenaissanceRe Holdings, Ltd. 216,800 32,264,176
SVB Financial Group
(b)
44,445 24,730,531
The Blackstone Group, Inc., Class A 240,900 23,401,026
Wells Fargo & Co. 740,700 33,546,303
322,237,261
Health Care ( 26.0% )
Anthem, Inc. 74,240 28,344,832
Cigna Corp. 166,995 39,589,505
DENTSPLY SIRONA, Inc. 549,050 34,732,903
Elanco Animal Health, Inc.
(b)
782,050 27,129,314
Henry Schein, Inc.
(b)
438,200 32,510,058
Merck & Co., Inc. 440,600 34,265,462
Organon & Co.
(b)
848,410 25,672,887
Perrigo Co. PLC 1,085,400 49,765,590
Pfizer, Inc. 902,650 35,347,774
UnitedHealth Group, Inc. 60,100 24,066,444
331,424,769
Industrials ( 6.5% )
Eaton Corp. PLC 153,000 22,671,540
Sensata Technologies Holding PLC
(b)
578,850 33,555,935
Westinghouse Air Brake Technologies Corp. 328,800 27,060,240
83,287,715

See Notes to Financial Statements.
Sound Shore Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)
June 30, 2021
Share
Amount Value
Information Technology ( 14.9% )
Fiserv, Inc.
(b)
340,300 $ 36,374,667
Flex, Ltd.
(b)
3,079,400 55,028,878
NXP Semiconductors NV 197,700 40,670,844
Oracle Corp. 409,250 31,856,020
Vontier Corp. 797,250 25,974,405
189,904,814
Materials ( 2.0% )
International Paper Co. 408,100 25,020,611
Utilities ( 3.5% )
Vistra Corp. 2,384,000 44,223,200
Total Common Stock (97.8%) (cost $913,128,402) 1,247,113,582
Short-Term Investments (2.2%)
Money Market Fund ( 2.2% )
Morgan Stanley Institutional Liquidity Funds Government Portfolio,
Institutional Class, 0.03%
(c)
28,164,159 28,164,159
Total Short-Term Investments (2.2%) (cost $28,164,159) 28,164,159
Investments, at value (100.0%) (cost $941,292,561) $ 1,275,277,741
Other Liabilities Less Assets (0.0%) (268,429)
Net Assets (100.0%) $ 1,275,009,312
(a) More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b) Non-income producing security.
(c) Percentage disclosed reflects the money market fund’s institutional class shares 30-day yield as of June 30, 2021.
PLC Public Limited Company

Sound Shore Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021
See Notes to Financial Statements.
16
ASSETS
Investments, at value (Cost $941,292,561) $ 1,275,277,741
Receivables:
Capital shares sold 768,501
Dividends 598,470
Foreign tax reclaims 91,136
Prepaid expenses 39,806
Total Assets
1,276,775,654
LIABILITIES
Payables:
Capital shares redeemed 845,214
Accrued liabilities:
Advisory fees 756,039
Administrator fees 15,094
Transfer agent fees and expenses 61,560
Custodian fees 14,513
Compliance and Treasurer Services fees and expenses 13,061
Professional fees 31,610
Other accrued liabilities 29,251
Total Liabilities
1,766,342
Net Assets
$ 1,275,009,312
COMPONENTS OF NET ASSETS
Common stock, at Par Value $ 25,642
Paid-in Capital 768,128,587
Distributable earnings 506,855,083
Net Assets
$ 1,275,009,312
NET ASSET VALUE
Net Assets - Investor Class Shares $ 695,763,186
Shares Outstanding - Investor Class (100,000,000 shares authorized, par value $0.001) 14,039,302
Net Asset Value (offering & redemption price per share) - Investor Class Shares $ 49.56
Net Assets - Institutional Class Shares $ 579,246,126
Shares Outstanding - Institutional Class (100,000,000 shares authorized, par value $0.001) 11,602,442
Net Asset Value (offering & redemption price per share) - Institutional Class Shares $ 49.92

Sound Shore Fund, Inc.
STATEMENT OF OPERATIONS (Unaudited)
FOR THE SIX MONTHS ENDED JUNE 30, 2021
See Notes to Financial Statements.
INVESTMENT INCOME
Income:
Dividend income
(net of foreign withholding taxes of $74,098)
$ 9,443,320
Total Income
9,443,320
Expenses:
Advisory fees (Note 3 ) 4,611,443
Administrator fees 86,670
Transfer agent fees and expenses - Investor Class Shares 342,041
Transfer agent fees and expenses - Institutional Class Shares 19,883
Custodian fees 43,437
Compliance and Treasurer Services fees and expenses (Note 3 ) 75,560
Directors' fees and expenses (Note 3 ) 96,149
Professional fees 51,610
Registration fees - Investor Class Shares 13,041
Registration fees - Institutional Class Shares 14,252
Printing and postage fees - Investor Class Shares 31,527
Printing and postage fees - Institutional Class Shares 22,037
Miscellaneous 45,778
Total Expenses 5,453,428
Expense Reimbursements - Institutional Class Shares (Note 3 )
(235,317)
Net Expenses
5,218,111
Net Investment Income
4,225,209
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments 180,464,385
Net change in unrealized appreciation (depreciation) on investments
12,064,950
Net realized and unrealized gain on investments
192,529,335
Net increase in net assets from operations
$ 196,754,544

Sound Shore Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
See Notes to Financial Statements.
For the Six
Months Ended
June 30, 2021
(Unaudited)
For the Year
Ended December
31, 2020
Operations:
Net investment income $ 4,225,209 $ 10,085,798
Net realized gain on investments 180,464,385 87,465,213
Net change in unrealized
appreciation (depreciation)
on investments 12,064,950 (60,819,351)
Increase in net assets from operations
196,754,544 36,731,660
Distributions to shareholders:
Investor Class Shares (2,240,056) (49,691,231)
Institutional Class Shares (2,089,436) (38,692,117)
Total dividends/distributions to shareholders (4,329,492) (88,383,348)
Net capital share transactions (Note 6 ):
Investor Class Shares (51,644,294) (180,071,640)
Institutional Class Shares (24,385,065) (147,545,453)
Total capital share transactions
(76,029,359) (327,617,093)
Total increase (decrease)
116,395,693 (379,268,781)
NET ASSETS
Beginning of the period
1,158,613,619 1,537,882,400
End of the period
$ 1,275,009,312 $ 1,158,613,619

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2021
1. Organization
Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”).
The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial
Accounting Standards Codification 946 — Financial Services — Investment Companies.
The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional
Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.
Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.
2. Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of
America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, if any, at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.
The following represents the significant accounting policies of the Fund:
a. Security Valuation
Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation
system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).
The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, as defined in Note 3, the prices or values available do not represent the fair value of the instrument.
Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2021
the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.
Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical assets
Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy.
Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.
The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of June 30, 2021:
At June 30, 2021 , all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.
b. Security Transactions
Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Investment income, realized and
Security Type Level 1 Level 2 Level 3
Total
Investments
in Securities
Common Stock $ 1,247,113,582 $ – $ – $ 1,247,113,582
Short-Term Investments 28,164,159 – – 28,164,159
Total Investments $ 1,275,277,741 $ – $ – $ 1,275,277,741

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2021
unrealized gains and losses and certain Fund-level expenses are allocated to each class based on relative average daily net assets. Certain expenses are incurred at the class level and charged directly to that particular class. Class level expenses are denoted as such on the Fund’s Statement of Operations.
c. Dividends and Distributions to Shareholders
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per-share dividend rates are generally due to class-specific fee waivers and expenses. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a return of capital.
d. Federal Taxes
The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required. For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require the Fund to record a tax liability or would otherwise require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities
(i.e., generally, the last three tax year-ends 2018 – 2020, and the interim tax period since then).
3. Fees and Expenses
Investment Adviser
The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class, excluding advisory fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs until at least May 1, 2022. This reimbursement is shown on the Statement of Operations as a reduction of expenses, and such amounts are not subject to future recoupment by the
Adviser.
Other Services
Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services)
(“Apex”) provides certain administration and portfolio accounting services to the Fund. US Bank, N.A. (“US Bank”) serves as custodian to the Fund.
Apex provides transfer agency services to the Fund.

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2021
The Fund also has agreements with various financial intermediaries and “mutual fund supermarkets” under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide subtransfer agent services that the Fund’s transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the
Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as “Transfer agent fees and expenses — Investor Class Shares” that it receives from the Fund for its services as transfer agent for the Investor Class and the Adviser agrees to pay the excess, if any, charged by a financial intermediary for that class.
Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser,
Apex, US Bank, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.
Pursuant to a Compliance Services Agreement with the Fund, Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services,
LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FFOS, FMS, nor
their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.
The Fund pays each director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act
(“Independent Director”), quarterly fees of $5,000, plus $10,000 per quarterly in-person meeting, $4,000 per quarterly meeting attended telephonically, and $2,000 per special meeting attended in person or telephonically. In addition, the Chairman of the
Audit Committee receives a quarterly fee of $2,500.
Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.
4. Purchases and Sales of Securities
The cost of securities purchased and proceeds from sales of securities (excluding short-term investments) for the period ending
June 30, 2021, aggregated $332,553,520 and $401,097,212, respectively.

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2021
5. Federal Income Tax
Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Distributions during the fiscal years
ended December 31, 2020 and December 31, 2019
were characterized for tax purposes as
follows:
Components of net assets on a federal income tax basis at December 31, 2020, were as follows:
At December 31, 2020, the Fund, for federal income tax purposes, had no capital loss carryforwards.
6. Capital Stock
Transactions in capital stock for the period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Gross Unrealized Appreciation $ 352,343,598
Gross Unrealized Depreciation (18,358,418)
Net Unrealized Appreciation $ 333,985,180
2020 2019
Ordinary Income $ 9,7 59 , 607 $ 15,87 2 , 683
Long-Term Capital Gain 78,6 31,157 96,9 57,399
Total Taxable Distributions $ 88,390,764 $ 112,83 0 , 082
Par Value + Paid-in Capital $ 844,183 , 58 8
Undistributed Ordinary Income 1 85 , 286
Net Unrealized Appreciation 314, 244 , 745
Net Assets $ 1,158,613,619
For the Period Ended June 30, 2021
Investor Class Institutional Class
Shares Amount Shares Amount
Sale of shares
219,275 $ 10,224,286 505,163 $ 24,014,152
Reinvestment of dividends
42,832 2,109,927 41,503 2,059,364
Redemption of shares
(1,382,281) (63,978,507) (1,094,743) (50,458,581)
Net decrease from capital transactions
(1,120,174) $ (51,644,294) (548,077) $ (24,385,065)

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Concluded)
June 30, 2021
7. Risks
As of June 30, 2021, the Fund invested a significant portion of its assets in securities in the Financials and Health Care sectors.
Investing a significant portion of the Fund's assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors. The global outbreak of the COVID-19 virus has caused negative effects on many companies, sectors, countries, regions, and financial markets in general, and uncertainty exists as to its long-term implications. The effects of the pandemic may adversely impact the Fund’s assets and performance.
The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
8. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. Effective July 31, 2021, following the acquisition of MUFG Union Bank, N.A. by US Bank, US Bank serves as the Fund’s custodian.
For the Year Ended December 31, 2020
Investor Class Institutional Class
Shares Amount Shares Amount
Sale of shares
806,992 $ 29,483,742 1,974,391 $ 71,800,543
Reinvestment of dividends
1,145,887 47,315,602 919,562 38,179,171
Redemption of shares
(6,918,995) (256,870,984) (6,789,422) (257,525,167)
Net decrease from capital transactions
(4,966,116) $ (180,071,640) (3,895,469) $ (147,545,453)

Sound Shore Fund, Inc.
FINANCIAL HIGHLIGHTS
These financial highlights reflect selected data for a share outstanding throughout each period
.
Six Months
Ended June
30, 2021
(unaudited)
For the Year Ended December 31,
2020 2019 2018 2017 2016
Investor Class Shares
Net Asset Value, Beginning of Period
$ 42.29 $ 42.41 $ 37.03 $ 45.89 $ 44.17 $ 41.30
Investment Operations
Net investment income (a) 0.14 0.30 0.40 0.50 0.51 0.45
Net realized and unrealized gain
(loss) on investments
7.29 2.90 8.20 (6.27) 6.63 5.57
Total from Investment Operations
7.43 3.20 8.60 (5.77) 7.14 6.02
Distributions from
Net investment income (0.16) (0.32) (0.39) (0.51) (0.52) (0.46)
Net realized gains
– (3.00) (2.83) (2.58) (4.90) (2.69)
Total Distributions
(0.16) (3.32) (3.22) (3.09) (5.42) (3.15)
Net Asset Value, End of Period
$ 49.56 $ 42.29 $ 42.41 $ 37.03 $ 45.89 $ 44.17
Total Return
17.57%(b) 7.78% 23.26% (12.62)% 16.22% 14.63%
Ratios/Supplemental Data
Net Assets at End of Period (in
thousands) $695,763 $641,165 $853,588 $945,244 $1,365,922 $1,464,566
Ratios to Average Net Assets:
Expenses 0.93%(c) 0.93% 0.91% 0.90% 0.90% 0.91%
Net Investment Income 0.61%(c) 0.80% 0.95% 1.10% 1.06% 1.05%
Portfolio Turnover Rate (d) 28%(b) 77% 46% 56% 44% 46%
(a) Calculated based on average shares outstanding during each period.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Sound Shore Fund, Inc.
FINANCIAL HIGHLIGHTS (Concluded)
These financial highlights reflect selected data for a share outstanding throughout each period
.
Six Months
Ended June
30, 2021
(unaudited)
For the Year Ended December 31,
2020 2019 2018 2017 2016
Institutional Class Shares
Net Asset Value, Beginning of Period
$ 42.59 $ 42.65 $ 37.19 $ 46.06 $ 44.29 $ 41.38
Investment Operations
Net investment income (a) 0.19 0.37 0.47 0.58 0.60 0.52
Net realized and unrealized gain
(loss) on investments
7.32 2.93 8.25 (6.32) 6.64 5.58
Total from Investment Operations
7.51 3.30 8.72 (5.74) 7.24 6.10
Distributions from
Net investment income (0.18) (0.36) (0.43) (0.55) (0.57) (0.50)
Net realized gains
– (3.00) (2.83) (2.58) (4.90) (2.69)
Total Distributions
(0.18) (3.36) (3.26) (3.13) (5.47) (3.19)
Net Asset Value, End of Period
$ 49.92 $ 42.59 $ 42.65 $ 37.19 $ 46.06 $ 44.29
Total Return
17.6 4%(b) 7.98% 23.50% (12.50)% 16.40% 14.80%
Ratios/Supplemental Data
Net Assets at End of Period (in
thousands) $579,246 $517,449 $684,295 $721,916 $765,297 $499,591
Ratios to Average Net Assets:
Expenses (gross) (c) 0.84%(d) 0.84% 0.82% 0.81% 0.81% 0.82%
Expenses (net) 0.75%(d) 0.75% 0.75% 0.75% 0.75% 0.75%
Net Investment Income 0.79%(d) 0.98% 1.12% 1.27% 1.25% 1.21%
Portfolio Turnover Rate (e) 28%(b) 77% 46% 56% 44% 46%
(a) Calculated based on average shares outstanding during each period.
(b) Not annualized.
(c) Reflects the expense ratio excluding any waivers and/or reimbursements.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Sound Shore Fund, Inc.
ADDITIONAL INFORMATION (Unaudited)
June 30, 2021
Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January
1, 2021 through June 30, 2021.
Actual Expenses -
The Actual Return lines of the table below provide information about actual account values and actual expenses for each share class. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Return line under the heading entitled “Expenses
Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes -
The Hypothetical Return lines of the table below provide information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Beginning
Account Value
January 1, 2021
Ending
Account Value
June 30, 2021
Expenses
Paid During
Period*
Investor Class Actual Return $ 1,000.00 $ 1, 175.66 $ 5. 0 2
Investor Class Hypothetical Return $ 1,000.00 $ 1,020. 1 8 $ 4. 66
Institutional Class Actual Return $ 1,000.00 $ 1, 176 . 41 $ 4. 05
Institutional Class Hypothetical Return $ 1,000.00 $ 1,021. 08 $ 3. 76
* Expenses are equal to the Investor Class' and Institutional Class' annualized expense ratios of 0.93% and 0.75% respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent one-half year period.

Sound Shore Fund, Inc.
ADDITIONAL INFORMATION (Unaudited)(Continued)
June 30, 2021
Investment Advisory Agreement Approval
On January 28, 2021, the Independent Directors and the full Board held a meeting and approved the continuance of the
Advisory Agreement. In reaching this determination, the Board considered information about the Adviser, the performance of the Fund and certain additional factors described below that it deemed relevant. The following summary details the materials and factors that the Board considered, among others, and the conclusions they reached, in approving the continuance of the
Advisory Agreement.
(1) The nature, extent and quality of services provided by the Adviser.
The Board considered the scope and quality of services provided by the Adviser, particularly the qualifications, capabilities and experience of the investment, operational, compliance, legal and other personnel who are responsible for providing services to the Fund. The Board also considered the fact that the Adviser pays the costs of all investment and management facilities necessary for the efficient conduct of its services as well as all distribution costs incurred on behalf of the Fund and all servicing costs to financial intermediaries beyond the 10 basis points borne by the Fund and reimbursed by the Fund’s transfer agent.
In addition, the Board considered that the Adviser manages the overall investment program of the Fund and that the Adviser keeps the Board informed of important developments affecting the Fund, both in connection with the Board’s annual review of the Advisory Agreement and at each Board meeting. The Board evaluated these factors based on its direct experience with the
Adviser, and in consultation with Counsel to the Fund and Counsel to the Independent Directors. The Board also considered the Adviser’s effectiveness in ensuring that the Fund remains in compliance with its investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board further noted the Adviser’s efforts to oversee the
Fund’s other service providers, including those providing administrative, accounting and custodial services.
Based on these factors, as well as other factors discussed at the Meeting, the Board concluded that the nature, extent and quality of services provided by the Adviser have been and continue to be satisfactory.
(2) The performance of the Fund and the Adviser.
The Board’s analysis of the Fund’s performance included the discussion and review of the performance data of the Fund against relevant securities benchmarks as well as against a group of comparable funds, based, in part, on information provided by an independent, third-party mutual fund data provider. The Board reviewed comparative performance over long-, intermediate-
and short-term periods. In reviewing performance, the Board placed greater emphasis on longer-term performance than on shorter-term performance, noting that over short periods of time underperformance may be transitory. The Board further took into account that performance returns over longer periods can be impacted dramatically by the end point date from which performance is measured. In this regard the Board observed that the Fund outperformed the Russell 1000 Value Index, for the one- and 20-year periods ended December 31, 2020, and underperformed the Russell 1000 Value Index for the three-, five-, and 10-year periods ended December 31, 2020. The Board also observed that the Fund underperformed the S&P 500 Index

Sound Shore Fund, Inc.
ADDITIONAL INFORMATION (Unaudited)(Continued)
June 30, 2021
for the one-, three-, five-, 10-, and 20-year periods ended December 31, 2020, noting that the Fund’s performance more closely approximated that of the Russell 1000 Value Index during each of those periods.
The Board also considered the performance of the Fund against a comparative universe of similar funds as well as against similarly managed accounts, if applicable, managed by the Adviser. The Board noted that the Fund had outperformed the Morningstar
Large Cap Value peer group for each of the one-, 10-, and 20-year periods ended December 31, 2020, and underperformed the Morningstar Large Cap Value peer group for the three- year period ended December 31, 2020, and performed in line with the Morningstar Large Cap Value peer group for the five year period ended December 31, 2020. When reviewing performance against similarly managed accounts, the Board considered, among other things, differences in the nature of such accounts from a regulatory and tax perspective and differences in the investment mandate from that of the Fund.
The Board considered the Adviser’s view as to the principle drivers of Fund performance. Based on these factors, as well as other factors discussed at the Meeting, the Board concluded that the performance of the Fund and the Adviser has been and continues to be satisfactory.
(3) The cost of the advisory services and the profits to the Adviser from the relationship with the Fund.
The Board’s consideration of the Fund’s advisory fee and expenses included, among other factors, a discussion and review of data concerning the current advisory fee and expense ratio of the Fund compared to a peer group of funds with assets between
$500 million and $2 billion identified by Broadridge Financial Solutions, Inc. (“Broadridge”) believed to have characteristics similar to those of the Fund. The Board observed that, although the Fund’s advisory fee rate was higher than the median of the
Broadridge peers, the Fund’s actual expense ratio was lower than the median of the Broadridge peers. The Board also observed that the Fund’s advisory fee rate and total expense ratio were each less than the median of those Broadridge peers categorized as “small fund families,” comprised of fewer than 10 funds, which the Adviser believed to be a more meaningful comparison than the Broadridge group as a whole. The Board also considered that the Institutional Class shares have a lower expense ratio than the Investor Class shares because the Adviser has capped expenses at 75 basis points to compete in the institutional market.
Additionally, the Board considered advisory fee data from the Adviser’s similarly managed accounts and considered the relevance of differences in the services provided to separate accounts as they relate to differences in the advisory fees charged in connection with management of the Fund.
The Board also considered the profitability of the Fund to the Adviser. In this regard, the Board noted that the Fund, with an advisory fee of 75 basis points and assets of approximately $1.2 billion, did not appear to generate “excessive” fees to the
Adviser. Based on this analysis, the Board concluded that the advisory fee for the Fund was fair and reasonable in light of the quality of services provided by the Adviser.

Sound Shore Fund, Inc.
ADDITIONAL INFORMATION (Unaudited)(Concluded)
June 30, 2021
(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.
In considering economies of scale, the Board noted that at its current relatively small size, there did not appear to be economies of scale applicable to the Fund at this time.
(5) Ancillary benefits and other factors.
In addition to the above factors, the Board also discussed other benefits received by the Adviser from the management of the
Fund, such as soft-dollar credits. The Board concluded that the advisory fee was reasonable in light of these fall-out benefits.
Conclusion
The Board, including all of the Independent Directors, concluded that the fees payable under the Advisory Agreement were fair and reasonable with respect to the services that the Adviser provides, in light of the factors described above that the
Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the
Independent Directors in making this determination.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is also available on the Securities and Exchange Commission’s (“SEC”)
website at http://www.sec.gov under the name of the Sound Shore Fund.
The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is available on the SEC’s website at http://www.sec.gov under the name of the Sound Shore Fund.
Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-PORT. This information is available on the SEC’s website at http://www.sec.gov under the name of the Sound Shore
Fund.

Investment Adviser
Sound Shore Management, Inc.
Greenwich, Connecticut
Administrator
Apex Fund Services
Portland, Maine
Distributor
Foreside Fund Services, LLC
Portland, Maine
www.foreside.com
Transfer and Distribution Paying Agent
Apex Fund Services
Portland, Maine
Custodian
US Bank, N.A.
Milwaukee, Wisconsin
Fund Counsel
Sullivan and Worcester LLP
New York, New York
Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, Pennsylvania

Semi-Annual Report to
Shareholders
(Unaudited)
June 30, 2021
207-SAR-0621
This report is submitted for the general
information of the shareholders of the Fund. It
is not authorized for distribution to prospective
investors in the Fund unless preceded or
accompanied by an effective prospectus, which
includes information regarding the Fund’s
objectives and policies, experience of its
management, and other information.
SOUND SHORE FUND, INC.
Three Canal Plaza
Portland, ME 04101
http://www.soundshorefund.com
(800) 551-1980

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
(a)	Included as part of the report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”) based on their evaluation of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUND SHORE FUND, INC.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	8/12/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	8/12/2021

By	/s/ Charles S. Todd
Charles S. Todd, Treasurer

Date	8/12/2021